EX-99.77Q1(a) - Exhibits; Copies of any material amendments to the registrant's charter or by-laws
                ------------------

Amendment No. 12 dated June 19, 2008 to the Agreement and Declaration of Trust
dated September 16, 1997 is incorporated herein by reference to Exhibit (a)(13)
of Post-Effective Amendment No. 20 to the Registrant’s Registration Statement
on Form N-1A filed with the Securities and Exchange Commission on April 29, 2009
(Accession No. 0000950123-09-007499).